UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 15, 2006
Date of Report (Date of earliest event reported)

Exact Name of Registrant
as Specified in Its
Charter; State of
Incorporation; Address
	of Principal Executive	IRS Employer
Commission File	Offices; and Telephone	Identification
Number	Number	Number
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Illinois Auction Update

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure
Exelon Generation Company, LLC (Generation) participated as one of the bidders in the recently completed descending clock auction competitive bidding process held to supply the entire retail load for Commonwealth Edison Company and the Ameren Illinois Utilities in 2007 that does not choose a competitive Retail Electric Supplier. Generation was one of the 16 winning suppliers. Thirty days before delivery of the power (approximately December 1, 2006) the Auction Manager and the Illinois Commerce Commission (ICC) Staff will submit a public report reflecting the number of tranches won by each supplier of each specific product auctioned. Background information on the auction is attached as Exhibit 99.1 to this Report on Form 8-K.
* * * * *
This combined Form 8-K is being filed separately by Exelon Corporation (Exelon) and Generation (together, Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) Exelon’s 2005 Annual Report on Form 10-K—ITEM 1A Risk Factors, (b) Exelon’s 2005 Annual Report on Form 10-K—ITEM 8 Financial Statements and Supplementary Data: Exelon—Note 20 and Generation—Note 17 and (c) other factors discussed in filings with the SEC by Exelon and Generation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Neither Exelon nor Generation undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Illinois Auction Update as of September 15, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY LLC

/s/ John F. Young

John F. Young Executive Vice President, Finance and Markets, and Chief Financial Officer
Exelon Corporation

September 18, 2006